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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 1996

                            TARGET THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        0-19801                                          95-3962471
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(Commission File Number)                      (IRS Employer Identification No.)

47201 Lakeview Blvd., Fremont, CA                                        94538
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:         (510) 440-7700
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On July 30, 1996, Target Therapeutics, Inc., a Delaware corporation (the "Company"), announced a partial recall of certain lots of its Guglielmi Detachable Coil products due to a potential problem related to difficulty in the flouroscopic visualization of the marker on the delivery wires of these lots of devices. Further details regarding this announcement are contained in the Company's press release dated July 30, 1996 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit 21.1 Target Therapeutics, Inc. Press Release dated July 30,
1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             TARGET THERAPEUTICS, INC.
                             (Registrant)

Dated: August 1, 1996    By: /s/ Robert E. McNamara
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                             Robert E. McNamara
                             Vice President, Finance and Administration,
                             Chief Financial Officer (Principal Financial and Accounting Officer) and Assistant Secretary

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                                INDEX TO EXHIBITS

      Exhibits
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      21.1     Target Therapeutics, Inc. Press Release dated July 30, 1996.